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                                                                   Exhibit 10.14


                             SUBSCRIPTION AGREEMENT

         This Subscription Agreement (this "Agreement") is made as of March 31, 1998, by and among Aironet Wireless Communications, Inc., a Delaware corporation with its principal place of business at 367 Ghent Road, Fairlawn, Ohio 44333 (the "Company"), and the parties identified in EXHIBIT A (each an "Investor" and collectively the "Investors") whose states of organization and principal places of business are identified opposite their names in EXHIBIT A.

                                   BACKGROUND
                                   ----------

         WHEREAS, on August 25, 1993, the Certificate of Incorporation of the Company was filed by the Secretary of State for the State of Delaware (as amended through the date of this Agreement, the "Certificate");

         WHEREAS, under the Certificate, the authorized capital stock of the Company consists solely of fifteen million (15,000,000) shares of Common Stock, $.01 par value (the "Common"); and

         WHEREAS, the Board of Directors of the Company has determined it to be in the best interests of the Company and its stockholders for the Company to sell, in a private placement, up to One Million Eight Hundred Forty One Thousand Two Hundred Seventy (1,841,270) newly issued shares of the Common to the Investors for an aggregate sale price of up to Six Million Four Hundred Forty Four Thousand Four Hundred Forty Four Dollars ($6,444,444), with warrants to purchase up to an aggregate of Five Hundred Fifty Two Thousand Three Hundred Eighty One (552,381) shares of the Common, and the Investors desire to purchase the shares and warrants on the terms and conditions set forth herein.

                                    AGREEMENT
                                    ---------

         NOW, THEREFORE, in consideration of the foregoing premises, the agreements made herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company, on the one hand, and each of the Investors, severally and not jointly, on the other hand, agree as follows:

I.       PURCHASE AND SALE OF SHARES.

         1.1. PURCHASE AND SALE. Subject to the terms and conditions, and in reliance on the representations, warranties and covenants, set forth herein, at the Closing (defined herein) the Company shall issue and sell to each of the Investors, and each Investor shall purchase from the Company, the number of shares of the Common set forth opposite the Investor's name in EXHIBIT A (each a "Purchased Share" and collectively the "Purchased Shares") for the purchase price of Three and 50/100 Dollars ($3.50) per Purchased Share.

         1.2. WARRANTS. At Closing, in addition to the Purchased Shares, the Company shall deliver to each Investor warrants to purchase shares of the Common in the amount set forth


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opposite the Investors name in EXHIBIT A, on the terms and conditions set forth in the form of warrant certificate attached as EXHIBIT B (each a "Warrant" and collectively the "Warrants") (all subsequent references in this Agreement to the Purchased Shares shall include the associated Warrants ).

         1.3. CLOSING. The sale, delivery and the purchase of the Purchased Shares (the "Closing") shall take place at the offices of Telxon Corporation, Akron, Ohio on March 31, 1998 at 10:00 A.M.(the "Closing Date"), subject to the satisfaction or waiver of all of the conditions to Closing set forth herein. At the Closing the purchase price for its Purchased Shares shall be paid by each Investor, in the amount set forth opposite the Investor's name in EXHIBIT A, to the Company by wire transfer in immediately available funds pursuant to the wire instructions set forth in EXHIBIT C, and against such payment the Company shall deliver to each Investor a certificate evidencing the Purchased Shares being acquired by it.

II.      REPRESENTATION AND WARRANTIES OF THE COMPANY.

         2.1. REPRESENTATIONS AND WARRANTIES; QUALIFICATIONS. The Company makes to the Investors the representations and warranties set forth in this Article
II. Each such representation and warranty is subject to and qualified by the exceptions set forth (with reference to a specific Section of this Article II) in the Company's disclosure schedule attached hereto (the "Company Disclosure Schedule").

         2.2. ORGANIZATION. The Company is a corporation duly organized, validly existing and in good standing under the laws of the state of Delaware and is duly qualified or registered to do business as a foreign corporation in each jurisdiction in which the failure to be so qualified or registered would have a Material Adverse Effect. As used in this Agreement, the term "Material Adverse Effect" means any change or effect that is or could reasonably be expected to be materially adverse to the properties, assets, business, prospects, financial or other condition or results of operations of the Company and its subsidiaries taken as a whole or that could reasonably be expected to impair the Company's ability to perform its obligations hereunder.

         2.3. CORPORATE POWER. The Company has all required corporate power and authority to carry on its business as presently conducted, to enter into and perform this Agreement and the agreements contemplated hereby to which it is a party and to carry out the transactions contemplated hereby and thereby, including the issuance of the Purchased Shares and the shares of the Common issuable upon exercise of the Warrants (the "Warrant Shares"). The Company is not in violation of any term of: (i) the Certificate; (ii) its bylaws (as amended through the date of this Agreement, "Bylaws") or (iii) any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to the Company or to which the Company is a party or by which it is bound, which, in the case of this clause (iii), could reasonably be expected to have a Material Adverse Effect.


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         2.4. CORPORATE RECORDS. The corporate record books of the Company, as made available for inspection by the Investors, accurately record all corporate actions taken by its stockholders, board of directors and committees of its board of directors. The Company has provided to the Investors true and correct copies of the Certificate and Bylaws.

         2.5. INTER-COMPANY AGREEMENTS. The Company and its parent corporation, Telxon Corporation ("Telxon"), are parties to a: License, Rights, and Supply Agreement; Tax Benefit and Indemnification Agreement; and Services Agreement ("Inter-Company Agreements"), true and complete copies of which have been made available for inspection by the Investors. Each of the Inter-Company Agreements has been duly authorized by the Company and Telxon, has been duly executed by each of them, and is the legal, valid, and binding obligation of each of them, enforceable in accordance with its terms, and of which no defaults exist as of the date hereof.

         2.6. ENFORCEABLE AGREEMENT. This Agreement and all other documents executed by the Company pursuant hereto are valid and binding obligations of the Company, enforceable in accordance with their terms, except as limited by the laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules and laws governing specific performance, injunctive relief and other equitable remedies.

         2.7. AUTHORIZATION. The execution, delivery and performance of this Agreement, all agreements, documents and instruments contemplated hereby and the issuance of the Purchased Shares and the Warrant Shares have been duly authorized by all necessary action of the Company.

         2.8. NON-CONTRAVENTION. The execution of this Agreement, the issuance and delivery of the Purchased Shares and Warrant Shares and the performance of the transactions contemplated hereby will not: (i) violate, conflict with or result in a default under any material contract or obligation to which the Company is a party or by which it or its assets are bound, or any provision of the Certificate or its Bylaws, or cause the creation of any encumbrance upon any of the material assets of the Company; (ii) violate or result in a violation of, or constitute a material default (whether after the giving of notice, lapse of time or both) under, any provision of any law, regulation or rule, or any order of, or any restriction imposed by any court or other governmental agency applicable to the Company; (iii) require from the Company any notice to, declaration or filing with, or consent or approval of any governmental authority; (iv) require from the Company any notice to, declaration or filing with any third party, other than any governmental authority, if the failure to provide such item could reasonably be expected to have a Material Adverse Effect; or (v) accelerate any material obligation under, or give rise to a right of termination of, any material agreement, permit, license or authorization to which the Company is a party or by which the Company or its assets are bound.

         2.9. CAPITALIZATION. The Company's authorized, issued and outstanding securities consist solely of the amounts set forth in SECTION 2.9 OF THE COMPANY DISCLOSURE SCHEDULE. SECTION 2.9 OF THE COMPANY DISCLOSURE SCHEDULE identifies each of the Company's stockholders, option holders and warrant holders, as well as the holders of any other outstanding securities of the

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Company, and sets forth the type and amount of the securities owned by each holder, after giving effect to the transactions contemplated herein. All outstanding securities of the Company have been issued in compliance with applicable securities laws and are fully paid, validly issued, and non-assessable.

         2.10. OTHER SECURITIES. The Company has not issued or agreed to issue any warrants, options or other rights to purchase or acquire any shares of its capital stock, and there are no outstanding securities convertible into shares of its capital stock, there are no preemptive rights, rights of first refusal, or to the Company's knowledge, any put or call rights or obligations, subscriptions, arrangements or anti-dilution rights with respect to the issuance, sale or redemption of shares of its capital stock, other than the amounts set forth in SECTION 2.9 OF THE COMPANY DISCLOSURE SCHEDULE, and the agreement between the Company and Telantis Venture Partners IV, Inc. ("TVP") (fka Telantis Capital, Inc.) pursuant to which TVP has the right to purchase shares of the Common sufficient to maintain a ten percent (10%) ownership in the Company prior to an initial public offering of the stock of the Company, and the rights set forth herein or in the Stockholders Agreement (defined herein).

         2.11. DUE ISSUANCE. At Closing and when paid for, the Purchased Shares will be duly and validly issued, fully paid and nonassessable and will have been offered, issued, sold and delivered in compliance with applicable federal and state securities laws, and the Purchased Shares shall be transferred to the Investors free and clear of any and all claims, liens or other encumbrances.

         2.12. REGISTRATION RIGHTS. The Company has granted no rights to have shares of its capital stock registered for sale to the public under the laws of any jurisdiction, other than the rights set forth in the Registration Rights Agreement (defined herein).

         2.13. VOTING AGREEMENTS AND RESTRICTIONS ON TRANSFER. To the Company's knowledge there are no agreements relating to the voting of the Company's voting securities or restrictions on the transfer of the Company's capital stock, other than this Agreement and the Stockholders Agreement.

         2.14. SUBSIDIARIES; INVESTMENTS. The Company does not own or have any direct or indirect interest in or control over any corporation, partnership, joint venture or other entity of any kind. The term "control" shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of an entity, whether through the ownership of voting securities or by contract.

         2.15. MERGERS. The Company is not party to any agreement regarding its acquisition in whole or in part, whether by merger, consolidation, asset sale, or otherwise, other than this Agreement.

         2.16. FINANCIAL STATEMENTS. The Company has provided to the Investors the Company's: (i) audited balance sheets as at March 31, 1996 and March 31, 1997, and the related statements

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of operations, changes in stockholders' equity, and cash flows for the fiscal years ended March 31, 1995, March 31, 1996 and March 31, 1997, certified by the independent certified public accountants of the Company (the "Base Financial Statements") (the audited balance sheet is referred to as the "Base Balance Sheet"); (ii) unaudited balance sheet (the "Most Recent Balance Sheet") and related statements of operations, changes in stockholders' equity, and cash flows for the period ended February 28, 1998, certified by the Company's Chief Financial Officer (the "Most Recent Financial Statements"); and (c) a complete and correct copy of the Report of Independent Accountant addressed to the Company dated March 30, 1998. The Base Financial Statements and the Most Recent Financial Statements were prepared in accordance with generally accepted accounting principles (except that the Most Recent Financial Statements do not include all of the information and notes required for complete financial statements) consistently applied during the periods covered thereby and fairly present in all material respects the financial condition of the Company on the dates of such statements and the results of its operations and its cash flows for the periods covered thereby. Nothing has come to the attention of the Company's management since such respective dates which would indicate that such financial statements were not true and correct in all material respects as of the date thereof.

         2.17. PROJECTIONS. Projections for the Company's fiscal years ended 1999 and 2000 (the "Projections") have been made available for inspection by the Investors. The Projections represent management's good faith estimates of the future performance of the Company based upon assumptions which are set forth therein and which, in the reasonable judgment of management, were reasonable when made and continue to be reasonable as of the date hereof; PROVIDED, HOWEVER, THAT THERE IS NO ASSURANCE THAT THE PROJECTED RESULTS WILL ACTUALLY BE ACHIEVED. IN THAT REGARD, PROJECTIONS INVOLVE KNOWN AND UNKNOWN RISKS, UNCERTAINTIES AND OTHER FACTORS WHICH MAY CAUSE THE ACTUAL RESULTS, PERFORMANCE OR ACHIEVEMENTS OF THE COMPANY, OR INDUSTRY RESULTS, TO BE MATERIALLY DIFFERENT FROM ANY FUTURE RESULTS, PERFORMANCE, OR ACHIEVEMENTS EXPRESSED OR IMPLIED BY SUCH FORWARD-LOOKING STATEMENTS. SUCH FACTORS INCLUDE, AMONG OTHERS: GENERAL ECONOMIC AND BUSINESS CONDITIONS; INDUSTRY CAPACITY; DEMOGRAPHIC CHANGES; COMPETITION; RAW MATERIAL COSTS AND AVAILABILITY; IMPORT PROTECTION AND REGULATION; THE LOSS OF ANY SIGNIFICANT CUSTOMERS; CHANGES IN BUSINESS STRATEGY OR DEVELOPMENT PLANS; QUALITY OF MANAGEMENT; AVAILABILITY, TERMS AND DEPLOYMENT OF CAPITAL; BUSINESS ABILITIES AND JUDGMENT OF PERSONNEL; AVAILABILITY OF QUALIFIED PERSONNEL; AND CHANGES IN OR THE FAILURE TO COMPLY WITH GOVERNMENT REGULATIONS.

         2.18. ABSENCE OF UNDISCLOSED LIABILITIES. As of the date of the Most Recent Balance Sheet: (i) the Company did not have any material liabilities; and
(ii) the Company had no indebtedness, in either case, whether accrued, absolute or contingent, asserted or unasserted, including without limitation, liabilities as guarantor or otherwise with respect to obligations of others, or liabilities for taxes due or then accrued or to become due, or contingent or potential liabilities relating to activities of the Company or the conduct of its business prior to the date of the Most Recent Balance Sheet, which were required to be disclosed in the Most Recent Balance Sheet in accordance with generally accepted accounting principles, except liabilities stated or adequately reserved against or disclosed on the Most Recent Balance Sheet or the notes thereto.

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         2.19. ABSENCE OF CHANGES. Since the date of the Most Recent Balance
Sheet, except for entering into the Inter-Company Agreements, the Company has conducted its business only in the ordinary course consistent with past practice, and to the Company's knowledge there has not been:

                  (a) any material change in the financial or other condition, properties, assets, liabilities, business, prospects or operations of the Company, which change by itself or in conjunction with all other such changes, whether or not arising in the ordinary course of business, has had or could reasonably be expected to have a Material Adverse Effect;

                  (b) any material contingent liability incurred by the Company as guarantor or otherwise with respect to the obligations of others or any cancellation of any debt or claim owing to, or waiver of any material right of, the Company;

                  (c) any material mortgage, encumbrance or lien placed on any of the properties of the Company which remains in existence on the date hereof or will remain on the Closing Date;

                  (d) any obligation or liability of any nature, whether accrued, absolute or contingent, incurred by the Company other than obligations and liabilities incurred in the ordinary course of business or incurred as a result of or arising out of the transactions contemplated by this Agreement;

                  (e) any purchase, sale or other disposition, or any agreement or other arrangement for the purchase, sale or other disposition, of any properties or assets of the Company other than in the ordinary course of business;

                  (f) any damage, destruction or loss, whether or not covered by insurance, which has had or could reasonably expected to have a Material Adverse Effect;

                  (g) any declaration, setting aside or payment of any dividend by the Company, or the making of any other distribution in respect of the capital stock of the Company, or any direct or indirect redemption, purchase or other acquisition by the Company of its own capital stock;

                  (h) any labor trouble or claim of unfair labor practices involving the Company; any material change in the compensation payable or to become payable by the Company to any of its officers, employees, agents or independent contractors; or any bonus payment or arrangement made to or with any of such officers, employees, agents or independent contractors, other than normal merit increases in accordance with its usual practices;

                  (i) any material change in the officers or management of the Company;


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                  (j) any payment or discharge of any lien or liability of the
         Company which was not shown on the Base Balance Sheet or incurred in the ordinary course of business thereafter;

                  (k) any obligation or liability incurred by the Company to any of its officers, directors, stockholders or employees, or any loans or advances made by the Company to any of its officers, directors, stockholders or employees, except normal compensation and expense allowances payable to officers or employees;

                  (l) any material change in accounting methods or practices, credit practices or collection policies of the Company;

                  (m) any other material transaction entered into by the Company other than transactions in the ordinary course of business;

                  (n) any event or condition of any nature, which, either individually or in the aggregate, has had or could reasonably be expected to have a Material Adverse Effect; or

                  (o) any agreement or understanding whether in writing or otherwise, for the Company to take any of the actions specified in paragraphs (a) through (m) of this Section 2.19.

         2.20. ACCOUNTS RECEIVABLE. Except to the extent reserved against in the Most Recent Balance Sheet, all of the accounts receivable of the Company are valid and enforceable claims, the Company has received no notice that such claims are subject to set-off or counterclaim, and such claims, to the knowledge of the Company, are collectable in the normal course of business, after deducting the allowance for doubtful accounts stated in the Most Recent Balance Sheet and adjusted since the date thereof in accordance with generally accepted accounting principles consistently applied.

         2.21. TAX MATTERS. The Company has filed all federal, state, local and foreign tax returns required to be filed by it through the date hereof, and has paid or caused to be paid all federal, state, local, foreign and other taxes, including without limitation income taxes, estimated taxes, excise taxes, sales taxes, use taxes, gross receipts taxes, franchise taxes, employment and payroll-related taxes, withholding taxes, stamp taxes, transfer taxes and property taxes, whether or not measured in whole or in part by net income (collectively, "Taxes"), required to be paid by the Company through the date hereof, except Taxes which have been disputed or have not yet accrued or otherwise become due and payable, for which adequate provision has been made in the pertinent financial statements.

         2.22. TITLE TO PROPERTIES. The Company has good and marketable title to all of its properties and assets, free of all mortgages, pledges, liens, security interests, encumbrances, and other charges. There is no material tangible or intangible property, including, without limitation,

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trademarks, service marks, styles, trade names, copyrights, licenses, patents, and trade secrets (including applications, certificates and registrations for or of any of the foregoing), used by the Company in its business as presently conducted by it which is not owned, leased or licensed by the Company. The Company's property is sufficient for the conduct of the Company's business as presently conducted. All material contracts, agreements, leases and instruments to which the Company is a party or by which the Company is obligated are valid and are in full force and effect and constitute legal, valid and binding obligations of the Company, and, are enforceable in accordance with their respective terms, and copies of all such agreements have been provided to Shipman & Goodwin LLP, special counsel for the Investors. The Company has no knowledge of any threat to terminate or modify any such agreements. Neither the Company nor, to the knowledge of the Company, any other party to any material contract, agreement or instrument of the Company is in default in complying with any provisions thereof. There is no loan, lease, agreement or other continuing transaction between the Company and any Related Party (as defined in the Stockholders agreement, which is defined herein). To the Company's knowledge, neither the Company's business nor products or services as presently conducted or sold infringe any Intellectual Property (defined herein) of any third parties, and there are no claims to that effect pending or threatened against the Company.

         2.23. LITIGATION. There is no litigation or governmental or administrative proceeding or investigation pending or, to the Company's knowledge, threatened against the Company.

         2.24. INVESTMENT BANKING; BROKERAGE FEES. The Company has not incurred or become liable for any broker's or finder's fee, banking fees or similar compensation, relating to or in connection with the transactions contemplated hereby.

         2.25     FRANCHISES, LICENSES, TRADEMARKS, PATENTS AND OTHER RIGHTS.

                  (a) The Company owns or has the right to use all (i) franchises, permits, licenses and other similar authority, (ii) patents, patent applications, patent rights, service marks, trademarks, trademark applications, trademark rights, trade names, trade name rights and copyrights (whether registered or not), and (iii) know-how, technology and trade secrets which have been used in the conduct of the Company's business, or are necessary for the conduct of the Company's business as now conducted or as presently planned to be conducted (the "Intellectual Property"). The Intellectual Property is sufficient for the conduct of the Company's business as presently conducted.

                  (b) The Company has all franchises, permits, licenses and other similar authority, necessary for the conduct of its business as now being conducted by it and has no reason to believe it will be unable to obtain any similar authority necessary for the conduct of its business as presently planned to be conducted, and it is not in violation, nor will the transactions contemplated by this Agreement cause a violation of the terms or provisions of any such franchise, permit, license or other similar authority.


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         2.26 ISSUANCE TAXES. All taxes imposed by any state or other jurisdiction in connection with the issuance, sale and delivery of the Purchased Shares shall have been fully paid, and all laws imposing such taxes shall have been fully complied with, prior to each Closing Date.

         2.27 OFFERING. Within the past six (6) months, the Company has not, either directly or through any agent, offered any of the Purchased Shares or any security or securities similar to the Purchased Shares for sale to, or solicited any offers to buy the Purchased Shares or any part thereof or any such similar security or securities from, or otherwise approached or negotiated in respect thereof with, any party or parties other than the Purchasers or institutional or other sophisticated investors, each of which was offered all or a portion of the Shares at private sale for investment. Subject in part to the truth and accuracy of the Purchasers' representations set forth in this Agreement, the offer, sale and issuance of the Shares as contemplated by this Agreement are exempt from the registration requirements of the Securities Act, and all applicable state securities laws, and neither the Company, Telxon nor anyone acting on behalf of either of them will take any action hereafter that would cause the loss of such exemption.

         2.28     EMPLOYEES.

                  (a) No employee of the Company is, or is now expected to be, in violation of any term of any employment contract, patent disclosure agreement, non-competition agreement, or any other contract or agreement with any prior employer or any other person, corporation, or other entity or any restrictive covenant in such an agreement, or any obligation imposed by common law or otherwise, relating to the right of any such employee to be employed by the Company or companies similarly situated because of the nature of the business conducted or to be conducted by the Company, or companies similarly situated or relating to the use of trade secrets or proprietary information of others, and the continued employment of the Company's employees and/or does not subject the Company or any Purchaser to any material liability for any such violation.

                  (b) Each of the Company's present or former employees who has had access to proprietary information of the Company has executed a proprietary information and inventions agreement assigning inventions, works for hire and work product to the Company. To the best of the Company's knowledge and belief, no employee or former employee of the Company is, or to the best of the Company's knowledge and belief is now expected to be, in violation of the terms of the aforesaid agreement or of any other obligation relating to the use of confidential or proprietary information of the Company, except for such violations as could not reasonably be expected to have a Material Adverse Effect. Each of such Proprietary Information Agreements remains in full force and effect.

                  (c) To the best knowledge of the Company, no officer or key employee of the Company has any present intent of terminating such officer's or key employee's employment with the Company.


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                  (d) The Company is in substantial compliance with all
         applicable laws regarding employment, wages, hours, equal opportunity, collective bargaining and payment of Social Security and other taxes. The Company is in compliance with all applicable foreign, federal, state and local laws and regulations regarding occupational safety and health standards and has received no complaints from any foreign, federal, state or local agency or regulatory body alleging violations of any such laws and regulations, except where non-compliance, or such violation, could not reasonably be expected to have a Material Adverse Effect.

                  (e) The Company has not experienced, nor does it know or have reasonable grounds to know of any basis for, any strike, labor troubles or strife, work stoppages, slow downs, or other interference with or impairment of its business. The Company has not experienced, nor does it know or have reasonable grounds to know of, any union or collective bargaining organization efforts or negotiations, or requests for negotiations, for any representation or any labor contract relating to any employees of the Company.

         2.29 BUSINESS OF THE COMPANY. The Company has no knowledge or belief that (i) there is pending or threatened any claim or litigation against or affecting the Company contesting its right to manufacture, sell or use any product or service presently manufactured, sold or used or presently planned to be manufactured, sold or used by the Company, (ii) there exists, or there is pending or planned, any statute, rule, law, regulation, standard or code which could not reasonably be expected to have a Material Adverse Effect or could reasonably be expected to have a Material Adverse Effect.

         2.30 USE OF PROCEEDS. The Company will use the proceeds of the offering of the Company Shares for working capital purposes in the manner set forth in the Company Disclosure Schedule, and for the costs and expenses of the transactions contemplated hereby. The Company presently expects that it will obtain a commercial credit facility. If obtained, the credit facility will be utilized to repay any then unpaid balance of the funding heretofore advanced by Telxon to the Company (the "Inter-Company Debt"). In the event that the Company's credit facility is not established by May 18, 1998, then Telxon may set off up to twenty five percent (25%) of the amounts payable during any month by Telxon to the Company under the Inter-Company Agreements against the Inter-Company Debt, on mutually agreeable terms, including reasonable forbearances, until such time as the Inter-Company Debt is repaid.

         2.31     APPLICABILITY OF, AND COMPLIANCE WITH, OTHER LAWS.

                  (a) With respect to pension plans, defined benefit plans or defined contribution plans which are subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), in which employees of the Company participate, the Company is in compliance with the applicable provisions of ERISA. The Company has not incurred any unremedied accumulated funding deficiency within the meaning of ERISA or any unsatisfied liability to the Pension Benefit Guaranty Corporation established under ERISA

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         in connection with any employee pension plan established or maintained by the Company under the jurisdiction of ERISA. No Reportable Event or Prohibited Transaction (as defined in Section 4043 of ERISA) has occurred with respect to any plan administered by or on behalf of the Company.

                  (b) The Company's employment practices and policies are in full compliance with (i) all applicable laws of the United States and each applicable jurisdiction relating to equal employment opportunity, and any rules, regulations, administrative orders and Executive Orders relating thereto; and (ii) the applicable terms, relating to equal opportunity, of any contract, agreement or grant the Company has with, from or relating (by way of subcontract or otherwise) to any other contract, agreement or grant of, any federal or state governmental unit, except where non-compliance could not reasonably be expected to have a Material Adverse Effect. To the Company's knowledge, the Company has not been the subject of any charge of unfair labor practices, employment discrimination made against it by the National Labor Relations Board, the United States Equal Employment Opportunity Commission or any other governmental unit, or is presently subject to any formal or informal proceedings before, or investigations by, such Commission or governmental unit. To the Company's knowledge, neither the Company nor any employees of the Company, are presently under investigation by any commission or governmental agency for purposes of security clearance or otherwise.

                  (c) Neither the Company nor any property owned or occupied by the Company is in violation of any Federal or State Environmental Law of any sort or in violation of any Federal or State "OSHA" law, so-called, except where such violations could not reasonably be expected to have a Material Adverse Effect.

         2.32 CONDITION OF PROPERTIES. The facilities, machinery, equipment, fixtures, vehicles and other properties which are used by the Company in its business as presently conducted, are in good operating condition and repair, are reasonably fit and usable for the purposes for which they are being used, are adequate and sufficient for the Company's businesses and conform with all applicable ordinances, regulations and laws, except where such failure to conform could not reasonably be expected to have a Material Adverse Effect.

         2.33 INSURANCE COVERAGE. The Company has heretofore been insured under Telxon's insurance policies. The Company has no reason to believe that it will be unable to obtain one or more policies of insurance issued by insurers of recognized responsibility, to insure the Company, and its properties and business against such losses and risks, and in such amounts, as are customary in the case of corporations of established reputation engaged in the same or similar business and similarly situated.

         2.34 EXCEPTIONS AND QUALIFICATIONS. The exceptions and qualifications to the representations and warranties of the Company in this Article II which are based upon such exceptions and qualifications not being "material" or being "in all material respects," or not having a "Material Adverse Effect" will not, in the aggregate, have a Material Adverse Effect.

III.     REPRESENTATIONS AND WARRANTIES OF THE INVESTORS

         3.1. MAKING OF REPRESENTATIONS AND WARRANTIES. Each Investor, as to itself, makes to the Company the representations and warranties set forth in this Article III. Each such representation and warranty is subject to and qualified by the other provisions of this Agreement, and the exceptions set forth in each Investor's disclosure schedule attached hereto (the "Investor Disclosure Schedule").

         3.2. ORGANIZATION. The Investor is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and in each jurisdiction in which the failure to be so qualified would have a material adverse effect on the Investor. Investor has all requisite power and authority to enter into this Agreement and to consummate the transactions contemplated hereby.

         3.3. POWER. The Investor has all required power and authority to enter into and perform this Agreement and the agreements contemplated hereby to which it is a party and to carry out the transactions contemplated hereby and thereby, including the purchase of the Purchased Shares. To its knowledge, the Investor is not in violation of any material term of: (i) its organizational instruments;
(ii) its Bylaws or similar governing regulations or (iii) any agreement, instrument, judgment, decree, order, statute, rule or government regulation applicable to the Investor or to which the Investor is a party, the violation of which would have a material adverse effect on the Investors.

         3.4. ENFORCEABLE AGREEMENT. This Agreement and all other documents executed by the Investor pursuant hereto are valid and binding obligations of the Investor, enforceable in accordance with their terms, except as limited by the laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules and laws governing specific performance, injunctive relief and other equitable remedies.

         3.5. AUTHORIZATION. The execution, delivery and performance of this Agreement, all agreements, documents and instruments contemplated hereby and the purchase of the Purchased Shares have been duly authorized by all necessary action of the Investor.

         3.6. INVESTMENT EXPERIENCE; SECURITIES LAWS. The Investor has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of its investment in the Purchased Shares contemplated by this Agreement and making an informed investment decision with respect thereto. The Investor can bear the risk of its investment in the Purchased Shares indefinitely and can bear a total loss of such investment without materially impairing its financial condition. The Investor is an "accredited investor" as such term is defined in Rule 501 under the Securities Act of 1933, as amended (the "Securities Act"). The Investor understands, agrees and acknowledges that the Purchased Shares have not been registered under the Securities Act or under the "blue sky" laws of any jurisdiction and, subject to the Registration Rights Agreement, that the Company has no intention of registering the Purchased Shares. The Company is issuing the Purchased Shares in reliance upon exemptions from registration based on, among other things, the representations of such Investor contained in this Article
III. Investor further understands, acknowledges and agrees that unless and until the Purchased Shares are registered by the Company, their resale is restricted by the Securities Act and blue sky laws, and by restrictions in the Stockholders Agreement. Investor's address as set forth in EXHIBIT A is the address of Investor's principal place of business.

         3.7. OPPORTUNITY TO ASK QUESTIONS. The Investor has made a due diligence investigation of the Company, including an analysis of the Company's business, assets, financial data and other material information, and it has read and understands the risk factors disclosed by the Company in EXHIBIT D. The attachment of EXHIBIT D to this Agreement, and the Investor's acknowledgment that it has read and understands the same, shall not in any way limit the Company's representations and warranties made in Article II, and EXHIBIT D does not qualify or limit such representations and warranties. To its satisfaction, the Investor has had an opportunity to discuss the Company's business, management and financial affairs, the transactions contemplated hereunder, with directors, officers and management of the Company and has had the opportunity to review the Company's operations, facilities and the Inter-Company Agreements.

         3.8. INVESTMENT INTENT. The Investor is acquiring the Purchased Shares for its own account, for investment, and not with a present view to, or for resale in connection with, any "distribution" thereof within the meaning of the Securities Act. The Investor was not formed or organized for the purpose of acquiring the Securities.

         3.9. SHARE CERTIFICATE LEGENDS. The Investor understands that transfer of the Purchased Shares is restricted, and each certificate representing the Purchased Shares will bear the following restrictive legends or ones substantially similar thereto, to provide third parties with notice of these restrictions:

                  OWNERSHIP, ENCUMBRANCE, PLEDGE, ASSIGNMENT, TRANSFER, OR OTHER DISPOSITION OF THE SHARES EVIDENCED BY THIS CERTIFICATE, AND ANY SHARES ISSUED IN LIEU THEREOF, ARE SUBJECT TO RESTRICTIONS CONTAINED IN A STOCKHOLDERS AGREEMENT DATED AND EFFECTIVE AS OF MARCH ___, 1998, BY AND AMONG THE CORPORATION AND ITS STOCKHOLDERS A COPY OF WHICH IS ON FILE IN THE OFFICE OF THE SECRETARY OF THE CORPORATION. A COPY OF THE STOCKHOLDERS AGREEMENT AND THE CORPORATION'S BY-LAWS WILL BE MAILED BY THE CORPORATION TO ANY STOCKHOLDER WITHOUT

                  CHARGE WITHIN FIVE (5) DAYS AFTER WRITTEN
                  REQUEST THEREFOR.

                  THE SHARES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") OR APPLICABLE STATE SECURITIES LAWS ("STATE LAWS") AND HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED EXCEPT PURSUANT TO (i) AN EFFECTIVE REGISTRATION STATEMENT REGISTERING THE SHARES UNDER THE ACT AND STATE LAWS OR (ii) A TRANSACTION PERMITTED BY RULE 144 OR RULE 145 UNDER THE ACT OR EQUIVALENT STATE LAWS FOR WHICH THE ISSUER HAS RECEIVED REASONABLY SATISFACTORY EVIDENCE OF COMPLIANCE WITH THE PROVISIONS OF SUCH APPLICABLE RULE OR
                  (iii) AN OPINION OF COUNSEL SATISFACTORY TO ISSUER THAT SUCH SHARES ARE EXEMPT FROM THE REGISTRATION PROVISIONS OF THE ACT AND STATE LAWS OR (iv) A NO-ACTION LETTER FROM THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION AND THE APPLICABLE STATE DIVISIONS OF SECURITIES THAT REGISTRATION IS NOT REQUIRED UNDER THE ACT OR STATE LAWS."

         3.10. INVESTMENT BANKING; BROKERAGE FEES. No Investor has incurred or become liable for any broker's or finder's fee, banking fees or similar compensation relating to or in connection with the transactions contemplated hereby.

IV.      CONDITIONS.

         4.1. CONDITIONS TO THE OBLIGATIONS OF THE INVESTORS. The obligation of each Investor to consummate the transactions contemplated by this Agreement is subject to the fulfillment, prior to or at the Closing, of the following conditions precedent:

                  (a) REPRESENTATIONS; WARRANTIES; COVENANTS. Each of the representations and warranties of the Company made in Article II shall be true and correct in all respects when made and shall be true and correct in all respects at the Closing as if made on the Closing Date, and the Company shall, on or before the Closing Date, have performed and satisfied all of its covenants and agreements set forth herein which by the terms hereof are to be performed and satisfied on or before the Closing Date.

                  (b) AUTHORIZATION. The Board of Directors and the stockholders of the Company shall have duly adopted resolutions authorizing the Company to consummate the transactions contemplated hereby in accordance with the terms hereof.

                  (c) NO ACTIONS OR PROCEEDINGS. No action or proceeding by or before any court, administrative body or governmental agency shall have been instituted or threatened which seeks to enjoin, restrain or prohibit, or might result in damages in respect of, this Agreement or the consummation of the transactions contemplated by this Agreement, and no law or regulation shall be in effect and no court order shall have been entered in any action or proceeding instituted by any party which enjoins, restrains or prohibits this Agreement or the consummation of the transactions contemplated by this Agreement.

                  (d) APPROVALS AND CONSENTS. The Company shall have made all filings with and notifications of governmental authorities, regulatory agencies and other entities then required to be made by them in connection with the execution and delivery of this Agreement and the performance by it of the transactions contemplated hereby.

                  (e) MATERIAL ADVERSE CHANGES. There shall not have been any change or series of changes that have a Material Adverse Effect.

                  (f) INTER-COMPANY AGREEMENTS. The Inter-Company Agreements shall be in full force and effect without amendment, and no default shall exist or would result from consummation of the transactions contemplated herein.

                  (g) STOCKHOLDERS AGREEMENT. The Company, the Investors and the other stockholders of the Company shall have entered into a Stockholders Agreement in substantially the form attached hereto as EXHIBIT E (the "Stockholders Agreement").

                  (h) REGISTRATION RIGHTS AGREEMENT. The Company, the Investors and the stockholders of the Company shall have entered into a Registration Rights Agreement in substantially the form attached hereto as EXHIBIT F (the "Registration Rights Agreement").

                  (i) BY-LAW AMENDMENTS. The By-Laws shall be amended to provide for the rights and provisions set forth in the Stockholders Agreement.

                  (j) FULL EQUITY FUNDING. Each other Investor shall have paid in full for the Purchased Shares set forth opposite to such Investor's name on EXHIBIT A.

                  (k) DELIVERIES AND EXPENSES. The Company shall have made all deliveries to the Investors required under Section 5.1, and the Company shall have paid the reasonable attorneys fees of Axiom Venture Partners II Limited Partnership, an Investor, incurred on behalf of all Investors.

         4.2. CONDITIONS TO OBLIGATIONS OF THE COMPANY. The obligations of the Company to consummate the transactions contemplated by this Agreement are subject to the fulfillment, prior to or at the Closing, of the following conditions precedent:

                  (a) REPRESENTATIONS; WARRANTIES; COVENANTS. Each of the representations and warranties of each Investor made in Article III shall be true and correct in all material respects at the Closing as if made on the Closing Date, and each Investor shall, on or before the Closing Date, have performed and satisfied all of its covenants and agreements set forth herein which by the terms hereof are to be performed and satisfied on or before the Closing Date.

                  (b) NO ACTIONS OR PROCEEDINGS. No action or proceeding by or before any court, administrative body or governmental agency shall have been instituted or threatened which seeks to enjoin, restrain or prohibit, or might result in damages in respect of, this Agreement or the consummation of the transactions contemplated by this Agreement, and no law or regulation shall be in effect and no court order shall have been entered in any action or proceeding instituted by any party which enjoins, restrains or prohibits this Agreement or the consummation of the transactions contemplated by this Agreement.

                  (c) STOCKHOLDERS AGREEMENT. The Company, the Investors and the other stockholders of the Company shall have entered into the Stockholders Agreement.

                  (d) REGISTRATION RIGHTS AGREEMENT. The Company, the Investors and the stockholders of the Company shall have entered into the Registration Rights Agreement.

                  (e) FULL EQUITY FUNDING. Each of the Investors shall have paid in full for Purchased Shares set forth opposite such Investor's name on EXHIBIT A.

V.       CLOSING DELIVERIES.

         5.1 COMPANY. At or before Closing, the Company shall have duly executed and delivered, or caused the delivery, to each Investor all items required by this Agreement, including, without limitation:

                  (a) Certificates evidencing the Purchased Shares and the Warrants;

                  (b) Certified copies of resolutions of the Board of Directors of the Company authorizing the execution and delivery and performance of this Agreement, the Stockholders Agreement, the Registration Rights Agreement, the issuance of the Purchased Shares and the other agreements and instruments contemplated herein;

                  (c) Certificates of recent date issued by (i) the Secretary of State of the State of Delaware certifying that the Company is in good standing; and (ii) the Secretary of State of the State of Ohio certifying the Company has qualified to do business as a foreign corporation and is in good standing in Ohio;

                  (d) A certificate of the Secretary or an Assistant Secretary of the Company certifying the names of the officers of the Company authorized to execute this Agreement, the certificates for the Purchased Shares and the other documents, instruments or certificates to be delivered pursuant to this Agreement by the Company.

                  (e) An opinion of counsel for the Company dated the Closing Date, in the form attached hereto as EXHIBIT G.

                  (f) A certificate of an officer of the Company in the form attached as EXHIBIT H, certifying that certain conditions to the Investors' obligation to consummate the transactions contemplated herein have been satisfied.

         5.2 INVESTORS. At or before Closing, each Investor shall have paid the purchase price set forth in EXHIBIT A opposite its name, to the Company in immediately available funds, by wire transfer pursuant to the wire instructions set forth in EXHIBIT C.

VI.      SURVIVAL; INDEMNIFICATION.

         6.1. SURVIVAL. All representations and warranties made herein and in any certificate delivered pursuant hereto, are made as of the Closing Date, and shall survive the Closing for a period of two (2) years after the Closing Date.

         6.2. INDEMNIFICATION BY THE COMPANY. The Company agrees to indemnify, defend and hold harmless each of the Investors, their affiliates and their respective officers, directors, partners, members, employees and agents and each person who controls any of them within the meaning of Section 15 of the Securities Act or Section 20 of the Securities Exchange Act of 1934, as amended (including any successor provision, the "Exchange Act") (individually, an "Investor Indemnified Party" and collectively the "Investor Indemnified Parties") from and against and in respect of all losses, liabilities, obligations, damages, deficiencies, actions, suits, proceedings, demands, assessments, orders, judgments, fines, penalties, costs and expenses (the Company shall be responsible for reasonable fees, disbursements and expenses of an attorney, accountant or consultant: (i) acting for the Investor Indemnified Parties as a group; and (ii) acting for an Indemnified Party that has a material conflict of interest with other Indemnified Parties which prevents its inclusion in such group representation), of any kind or nature whatsoever (whether or not arising out of third-party claims and including all amounts paid in investigation, defense or settlement of the foregoing) sustained, suffered or incurred by or made against any Investor Indemnified Party (an "Investor Loss" or "Investor Losses") arising out of, based upon or in connection with any breach by the Company of any of its representations, warranties or covenants under this Agreement or by reason of any claim, action or proceeding asserted or instituted arising out of any matter or thing covered by any such representations or warranties ("Investor

Indemnifiable Claims"). Indemnification under this Section 6.2 shall be cumulative with other rights and remedies an Investor may have, but no Indemnified Party shall be entitled to more than a single recovery for the same damage, regardless of the theory under which such recovery is made. Any action for indemnification for Investor Losses arising from Investor Indemnifiable Claims must be commenced within the two (2) year period commencing on the Closing Date, and any statute of limitations applicable thereto is hereby superseded.

         6.3. NOTICE; DEFENSE OF CLAIMS. Promptly after receipt by an indemnified party of notice of any claim, liability or expense to which the indemnification obligations set forth in Section 6.2 would apply, the indemnified party shall give notice thereof in writing to the indemnifying party. Such notice shall state the information then available regarding the amount and nature of such claim, liability or expense and shall specify the provision or provisions of this Agreement under which the liability or obligation is asserted. If within twenty (20) days after receiving such notice the indemnifying party gives written notice to the indemnified party stating that (a) it would be liable under the provisions hereof for indemnity in the amount of such claim if such claim were successful and (b) that it disputes and intends to defend against such claim, liability or expense at its own cost and expense, then counsel for the defense shall be selected by the indemnifying party (subject to the consent of the indemnified party, which consent shall not be unreasonably withheld or delayed), and the indemnified party shall not be required to make any payment with respect to such claim, liability or expense as long as the indemnifying party is conducting a good faith and diligent defense at its own expense. The indemnifying party shall have the right, with the consent of the indemnified party, which consent shall not be unreasonably withheld or delayed, to settle all indemnifiable matters related to claims by third parties which are susceptible to being settled, provided its obligation to indemnify the indemnifying party therefor will be fully satisfied. The indemnifying party shall keep the indemnified party apprized of the status of the claim, liability or expense and any resulting suit, proceeding or enforcement action, shall furnish the indemnified party with all documents and information that the indemnified party shall reasonably request and shall consult with the indemnified party prior to acting on major matters, including settlement discussions. The indemnified party, at the indemnifying party's expense, shall make available all information and assistance that the indemnifying party may reasonably request and shall, at the indemnifying party's expense, cooperate with the indemnifying party in any defense undertaken pursuant to this Section 6.3, with any out of pocket expense incurred by the indemnified party being born by the indemnifying party. Notwithstanding anything herein to the contrary, the indemnified party shall at all times have the right to fully participate in such defense at its own expense directly or through counsel; provided, that if the named parties to the action or proceeding include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate under applicable standards of professional conduct, the expense of separate counsel for the indemnified party shall be paid by the indemnifying party. If no such notice of intent to dispute and defend is given by the indemnifying party, or if such diligent good faith defense is not being or ceases to be conducted, the indemnified party may, at the expense of the indemnifying party, undertake the defense of (with counsel selected by the indemnified party), and shall have the right to compromise or settle (exercising reasonable business judgment), such claim, liability or expense.

VII.     MISCELLANEOUS.

         7.1. GOVERNING LAW; JURISDICTION. This Agreement shall be construed under and governed by the laws of the State of Ohio, without regard to conflict or choice of laws, statutes, regulations, rules or principles. Any action relating to the execution or performance of this Agreement shall be brought in the courts, state or federal, sitting in Summit County, Ohio, and each party hereto consents to the jurisdiction and venue of such courts, and agrees not to contest venue on the grounds of forum non conveniens or otherwise.

         7.2. NOTICES. Any notice, request, demand or other communication required or permitted hereunder shall be in writing and shall be deemed to have been given upon receipt, or if delivered or sent by facsimile transmission, upon confirmation of transmission, or if sent by overnight courier, the second day after deposit, as follows:

         TO THE INVESTORS:             To the respective addresses on
                                       EXHIBIT A attached hereto

         TO THE COMPANY:               Aironet Wireless Communications, Inc.
                                       at the address set forth at the
                                       beginning of this Agreement.
                                       Attn: President
                                       Fax Number: 330-664-7986

         with a copy to:               Goodman Weiss Miller LLP
                                       100 Erieview Plaza, 27th Floor
                                       Cleveland, Ohio 44114
                                       Attn: Robert A. Goodman/Jay R. Faeges
                                       Fax Number: 216-363-5835

or to such other address of which any party may notify the other parties provided in accordance with this Section 7.2.

         7.3. PRIOR AGREEMENTS SUPERSEDED. This Agreement supersedes all prior and contemporaneous understandings and agreements, written or oral, between or among the parties relating to the subject matter hereof.

         7.4. ASSIGNABILITY. Neither this Agreement nor any right or obligation hereunder may be assigned or delegated (i) by the Company, or (ii) by an Investor to a direct competitor of the Company, or a direct competitor of Telxon so long as Telxon owns twenty percent (20%) or more of the Company's issued and outstanding capital stock (either being a "Competitor"), and any such assignment or delegation shall be void and of no effect. The merger, consolidation, asset sale, change of control, or any other reorganization of an Investor with or into a Competitor, or of a Competitor with or into a party, shall be deemed an assignment under this Section 7.4. Subject to the foregoing, this Agreement shall be binding upon and enforceable by, and shall inure to the benefit of, the parties hereto and their respective successors and assigns. Nothing in this Agreement is intended to give any person not named herein the benefit of any legal or equitable right, remedy or claim under this Agreement, except as expressly provided herein.

         7.5. FEES AND EXPENSES. Except as expressly provided for in Section 4.1(k) of this Agreement, each party shall bear all of its fees and expenses incurred in connection with or relating to or arising out of the negotiation and preparation of this Agreement and the consummation of the transactions contemplated hereby.

         7.6. PUBLICITY AND DISCLOSURES. None of the parties hereto nor any of their respective stockholders, subsidiaries, affiliates, officers, directors or employees shall issue or cause the publication of any press release or other announcement with respect to this Agreement or the other transactions contemplated hereby without the prior written consent of the other parties hereto, which consent shall not be unreasonably withheld or delayed, except to the extent disclosure is required by any applicable law or regulation or by any court or authorized administrative or governmental agency, and except that the provisions of this Section 7.6 shall not prohibit any Investor from providing to its partners or equity owners customary information with respect to the Company and the Investor's investment in the Company.

         7.7 CONFIDENTIALITY. All documents delivered by or for the Company and/or Telxon to an Investor in connection with its investigation of the Company and the transaction contemplated herein are privileged and confidential information of the Company and/or Telxon ("Confidential Information"). Investors shall not disseminate or disclose any Confidential Information, and shall use the same degree of care to protect the Confidential Information in its possession or control as it uses to protect its own confidential information, but in no case less than reasonable care. Neither an Investor nor its officers, directors, employees, attorneys, accountants, professional advisors or other representatives may use or copy any Confidential Information for any purpose other than for the purpose of evaluating the transactions contemplated herein. Neither an Investor nor any of the above-described persons have any rights in the Confidential Information, and shall not disclose, give, sell, license, lease, or otherwise transfer or make available the Confidential Information to any third person, organization or entity. In the event that the Closing does not take place, all Confidential Information furnished to or for an Investor, and any copies thereof made, and documents, analysis and other writings prepared therefrom, by or for an Investor or any of the above-described persons shall be returned to the Company, or destroyed at the Company's option, immediately after receipt by the Investor of the Company's request and direction to do so.

         7.8. CAPTIONS. The captions in this Agreement are for convenience only and shall not affect the construction or interpretation of any term or provision hereof.

         7.9. NUMBER AND GENDER. The use in this Agreement of singular, plural, masculine, feminine and neuter pronouns, shall include the others as the context may require.

         7.10. EXECUTION IN COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same document. An executed faxed counterpart of this Agreement shall be binding on the parties and for evidentiary purposes, shall be deemed to be an original.

         7.11. SEVERABILITY. In case any of the provisions contained in this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement, but this Agreement shall be construed as if such invalid, illegal or unenforceable provision had been limited or modified (consistent with its general intent) to the extent necessary to make it valid, legal and enforceable, or if it shall not be possible to so limit or modify such invalid, illegal or unenforceable provision or part of a provision, this Agreement shall be construed as if such invalid, illegal or unenforceable provision or part of a provision had never been contained in this Agreement, so long as to do so would not materially alter the rights or obligations of the parties considered as a whole.

         7.12. AMENDMENTS; WAIVERS. Any waiver by a party of any provision, covenant or condition intended for its benefit must be in writing and executed by that party; provided, however, that any waiver by the Investors holding fifty percent (50%) or more of the Purchased Shares shall be deemed to be a waiver by all Investors, provided that if a waiver treats any Investor differently from other Investors, it must be consented to by such Investor. No delay on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any party of any such right, power or privilege preclude any further exercise thereof or the exercise of any other such right, power or privilege. This Agreement may not be amended as to any Investor except in writing executed by the Company and by the Investor affected by such amendment; provided, however, that any amendment which has been agreed to by the Investors holding fifty percent (50%) or more of the Purchased Shares shall be deemed to have been agreed to by all Investors, unless such amendment treats any Investor differently from other Investors.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first set forth above.


COMPANY:                          AIRONET WIRELESS COMMUNICATIONS, INC.

                                  By: /s/ Kenneth W. Haver
                                     --------------------------------------
                                         Kenneth W. Haver, Treasurer


INVESTORS, INDIVIDUALS:           /s/ Frank B. Carr
                                  ------------------------------------------
                                  FRANK B. CARR

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first set forth above.

INVESTORS, ENTITIES:           AXIOM VENTURE PARTNERS II LIMITED
                               PARTNERSHIP

                               By:      Axiom Venture Associates II Limited
                               Liability Company, its General Partner

                               By: /s/ Samuel F. McKay
                                  --------------------------------------

                               Its:
                                   --------------------------------------

                               HAMBRECHT & QUIST

                               By:
                                  --------------------------------------

                               Its:
                                   --------------------------------------

                               TELANTIS VENTURE PARTNERS V, INC.

                               By: /s/ Richard W. Dyer
                                  --------------------------------------
                                    Richard W. Dyer, Treasurer

                               W, A & H INVESTMENTS LLC

                               By: Wessels, Arnold & Henderson Group, L.L.C.,
                                        its managing member

                               By: /s/ Ken J. Wessels
                                  --------------------------------------
                                    Ken J. Wessels, CEO/Managing Director

                               McDONALD & COMPANY SECURITIES, INC.

                               By:
                                  --------------------------------------

                               Its:
                                   --------------------------------------

                               CLARION CAPITAL CORPORATION

                               By: /s/ Mort Cohen
                                  --------------------------------------

                               Its: Chairman
                                   --------------------------------------